Exhibit 99.2

FOR IMMEDIATE RELEASE

CommonWealth REIT Responds to Corvex/Related Record Date Request

Newton, MA (April 18, 2013): CommonWealth REIT (NYSE: CWH) today responded to a record date request by Corvex Management LP (“Corvex”) and Related Fund Management, LLC (“Related”, and together with Corvex “Corvex/Related”) as follows:

On April 12, 2013, Corvex wrote to CWH to request the CWH Board of Trustees to set a record date for shareholders entitled to participate in a consent solicitation to remove all of CWH’s Trustees without cause.  In this Corvex letter to CWH and in public statements by Corvex/Related since then, Corvex/Related have stated that they believe the record date will be April 22, 2013 unless the CWH Board sets a different date.

The CWH Declaration of Trust grants the Board of Trustees the authority to set a record date, and the CWH Bylaws provide that the CWH Board of Trustees shall fix a record date for a consent solicitation within thirty (30) days after receiving a valid request from shareholders.  Corvex/Related are well aware of these facts, yet are attempting to pretend that a record date has been set ten (10) days after they made a request.  CWH also believes that the letter received from Corvex is not a valid record date request because it is not accompanied by evidence that it is made by shareholders who have owned at least 3% of CWH’s shares for at least 3 years as required by CWH’s Bylaws, and because the materials which accompany the Corvex letter do not state any cause for the removal of CWH’s Trustees and otherwise do not comply with CWH’s Declaration of Trust and Bylaws.

CWH believes Corvex/Related’s attempt to set a false record date is part of their continued public posturing in an effort to force CWH to enter negotiations for a sale to Corvex/Related at a price which they admit is well below CWH’s true value.  CWH continues to believe that the interests of all its shareholders will be best served by the continued implementation of CWH’s business plan to focus upon the ownership and operation of high quality urban, or central business district (CBD), office properties, to divest its non-core suburban properties and other assets, and to repay debt.

A Maryland Real Estate Trust with transferable shares of beneficial interest listed on the New York Stock Exchange.  No shareholder, Trustee or officer is personally liable for any act or obligation of the Trust..

Corvex/Related have publicly stated that they intend to begin a consent solicitation to remove the entire CWH Board by mailing a consent solicitation statement to CWH shareholders.  Corvex/Related have also commenced litigation challenging certain aspects of CWH’s Bylaws that define the timing of when the CWH Board may set a record date for such a consent solicitation.  No record date has been set to determine which shareholders are entitled to participate in the consent solicitation proposed by Corvex/Related.  No court or arbitration panel has ruled that Corvex/Related are eligible to seek such consents.  In the event Corvex/Related attempt to solicit such consents, CWH shareholders are urged to take no action on their request.  CWH will distribute a consent revocation statement disclosing facts relevant to these matters, if and when it becomes appropriate to do so.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON CWH’S CURRENT EXPECTATIONS BUT THEY ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, INCLUDING SOME REASONS BEYOND CWH’S CONTROL.  FOR EXAMPLE

•                  THIS PRESS RELEASE STATES THAT THE CWH BOARD OF TRUSTEES MAY ACT TO SET A RECORD DATE WITHIN THIRTY (30) DAYS AFTER RECEIVING A VALID REQUEST FROM SHAREHOLDERS AND THAT CORVEX HAS NOT SUBMITTED A VALID REQUEST FOR A RECORD DATE BECAUSE CORVEX HAS NOT PROVIDED ANY EVIDENCE THAT ITS REQUEST HAS BEEN MADE BY SHAREHOLDERS WHO HAVE HELD AT LEAST 3% OF CWH’S SHARES FOR AT LEAST 3 YEARS AND BECAUSE THE MATERIALS PROVIDED BY CORVEX DO NOT STATE ANY CAUSE FOR THE REMOVAL OF CWH’S TRUSTEES AND OTHERWISE DO NOT COMPLY WITH CWH’S DECLARATION OF TRUST AND BYLAWS.  AS NOTED IN THIS PRESS RELEASE, CORVEX/RELATED HAVE COMMENCED LITIGATION CHALLENGING CERTAIN ASPECTS OF CWH’S BYLAWS WHICH DEFINE WHEN

SHAREHOLDERS MAY SOLICIT CONSENT TO REMOVE CWH’S TRUSTEES AND WHEN THE CWH BOARD MAY SET A RECORD DATE FOR SUCH A SOLICITATION.  THE RESULTS OF LITIGATION ARE DIFFICULT TO PREDICT AND CWH CANNOT GUARANTEE THAT ITS LEGAL CONCLUSIONS WILL BE UPHELD OR WHAT THE RESULTS OF THE PENDING LITIGATION MAY BE.

•                  THIS PRESS RELEASE STATES THAT CWH’S BOARD HAS DETERMINED THAT THE INTERESTS OF CWH AND ITS SHAREHOLDERS WILL BE BEST SERVED BY CONTINUED IMPLEMENTATION OF CWH’S CURRENT BUSINESS PLAN.  THE IMPLICATION OF THIS STATEMENT MAY BE THAT CWH WILL SUCCESSFULLY IMPLEMENT ITS BUSINESS PLAN AND THAT, AS A RESULT, CWH AND ITS SHAREHOLDERS WILL REALIZE GREATER VALUE THAN PURSUING A SALE AT THIS TIME.  MANY ELEMENTS OF CWH’S BUSINESS PLAN REQUIRE THE PARTICIPATION OF THIRD PARTIES WHO ARE BEYOND CWH’S CONTROL:  DIVESTING NON-CORE PROPERTIES AND OTHER ASSETS REQUIRES FINDING BUYERS FOR THESE PROPERTIES AND ASSETS AT ACCEPTABLE PRICES; CONCENTRATING INVESTMENTS IN CBD OFFICE PROPERTIES MAY REQUIRE THAT CWH LOCATE ADDITIONAL CBD PROPERTIES WHICH ARE AVAILABLE FOR SALE AT REASONABLE PRICES; ETC.  ALSO, MARKET CONDITIONS BEYOND CWH’S CONTROL AND UNRELATED TO CWH’S ACTIVITIES MAY ADVERSELY AFFECT THE VALUE CWH AND ITS SHAREHOLDERS MAY REALIZE IN THE FUTURE. THE DECISION OF CWH’S BOARD TO CONTINUE ITS BUSINESS PLAN AND NOT TO PURSUE A SALE IS BASED UPON THE BUSINESS JUDGMENT OF CWH’S BOARD, BUT BUSINESS JUDGMENTS MAY BE MISTAKEN.

FOR THESE REASONS, AMONG OTHERS, INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS IN THIS PRESS RELEASE.  EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW, CWH DOES NOT INTEND TO UPDATE THE FORWARD LOOKING STATEMENTS IN THIS PRESS RELEASE AS A RESULT OF NEW INFORMATION WHICH MAY COME TO ITS ATTENTION.

CWH, its Trustees and certain of its executive offices and Reit Management & Research LLC and certain of its directors, officers and employees may be deemed to be participants in the solicitation of consent revocations from shareholders in connection with the consent solicitation being conducted by Corvex/Related and certain of their affiliates (the “Consent Solicitation”).  On April 1, 2013, the Company filed a revised preliminary consent revocation statement with the Securities and Exchange Commission (the “SEC”) in response to the Consent Solicitation.  CWH will furnish a definitive consent revocation statement to its shareholders, together with a BLUE consent revocation card, when they become available.  SHAREHOLDERS ARE URGED TO READ THE CONSENT REVOCATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT CWH WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Additional information regarding the identity of these potential participants and their direct or indirect interests, by share holdings or otherwise, is set forth in the revised preliminary consent revocation statement filed with the SEC and other materials to be filed with the SEC in connection with the Consent Solicitation.

Shareholders will be able to obtain, free of charge, copies of the consent revocation statement and any other documents to be filed by CWH with the SEC in connection with the Consent Solicitation at the SEC’s website (http://www.sec.gov) at CWH’s website (http://cwhreit.com) or by requesting materials from the firm assisting CWH in the solicitation of consent revocations, Innisfree M&A Incorporated, toll free at 1-877-750-5836.

Contacts:

INVESTORS	MEDIA

Carlynn Finn	Timothy A. Bonang
617-796-8222	617-796-8222
Senior Manager, Investor Relations	Vice President, Investor Relations

Larry Miller /Jennifer Shotwell/Arthur Crozier	Andrew Siegel / Jonathan Keehner
212-750-5833	212-355-4449
Innisfree M & A Incorporated	Joele Frank, Wilkinson Brimmer Katcher

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